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                                                                    EXHIBIT 99.1

THE OPERATOR

Good morning, ladies and gentlemen, and welcome to the Hanover Capital Mortgage first-quarter 2003 conference call. At this time, all participants are in a listen-only mode. A brief question-and-answer session will follow the formal presentation. (CALLER INSTRUCTIONS) As a reminder, this conference is being recorded. It is now my pleasure to introduce your host, Mr. John Burchett, Chief Executive Officer of Hanover Capital Mortgage.

MR. JOHN BURCHETT

Good morning, and thanks, everyone, for coming on the call this morning. We made our press release of our earnings release earlier this morning, and I have got about four or five points I want to make in terms of that press release. The first is we obviously had a good first quarter, fueled primarily by the sale of some mortgage loans that came from collapsed securities. And these were two securities that we refer to as 98-A and 98-B that we had the option to close out the security by buying back the assets, paying off the debt, and selling the resulting assets, which we did in the first quarter.

We also, at our last Directors' meeting, raised the dividend from 25 cents to 30 cents for this quarter, an increase of 20 percent. The sale of these securities and our overall liquidity left us with about 18.7 million in cash, which represents almost 41 percent of our stockholders' equity at the end of the quarter, as shown on our GAAP statements. That is a high-liquidity position for us and we are in the process of reinvesting that cash now, and will continue to do that through the current quarter. Our book value increased to $10.15 a share, up about 5.5 percent over the December number.

With reference to our subsidiaries, they are now showing on our financial statements on a consolidated basis. Combined, our subsidiaries had a pretax GAAP loss of 141,000. That included 385,000 in amortization, so they have been a contributor to cash on an operating non-GAAP basis. We continue to operate under our basic strategy, which is to grow the funds under management in the REIT. We do have our one fund that we manage, which is the fund that runs sub and nonperforming loans, and we continue to look for ways to expand that and other funds. And in our operating subsidiaries, Hanover Capital Partners, we look to be doing two things, really. One is to increase our efficiency within that operation, and the second is to get more penetration into our current customer base, which represents a large portion of the major mortgage players in the market.

HanoverTrade, our other operating subsidiary, we look to do two things in there as well. One is to increase our earnings and cash flow based on sale of some of our technology, which we are showing some progress in the first quarter. And the second one is to use this technology base as a method to increase the flow of business in our trading site, our online trading site. So those are our main objectives. We continue to push on those for the remainder of this year.

At this point, I will open it up for questions. And I will say the caveat to start the questions with the Sarbanes-Oxley. I'm limited in what I can say in terms of happenings in the future and even in terms of non-GAAP operations in the numbers. So, if I sound selective in how I answer it, it is not because we can't answer it. In most cases, it is because we would refer you to the appropriate filings, both the earnings release we just filed and our 10-K and 10-Q periodic reports with the SEC. With that, I'll open it up.

THE OPERATOR

(CALLER INSTRUCTIONS) Mr. Taylor with David Taylor (ph) & Co.

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                                                                    EXHIBIT 99.1

THE CALLER

First question I have has to do with the dividend. Last year, when you declared the first-quarter dividend, you made the statement that you felt you could maintain the 25 cents throughout the four quarters, which you did, and possibly pay an extra at year-end, which you also did. Is that the same -- do the same statements apply to the 30 cent dividend in the first quarter this year?

MR. JOHN BURCHETT

I think in general terms, it would be our intent once we raise the dividend to stick with that dividend. Clearly, if you look at the cash on our balance sheet, we certainly have the ability to pay it from a cash point of view. As we stated in the past and in our filings, it's obviously dependent on the earnings, but in general, the first half of that is right. And David, since we don't forecast and do any guidance on our earnings, the second would have to remain to be seen how the year turns out. But obviously, if the GAAP income is significantly above where we paid the dividend for the year, we would look at an extra at the end of the year. But that will depend on (indiscernible).

THE CALLER

Okay, bear with me. I'm getting over laryngitis, and my voice hasn't completely returned. I was not quite sure whether to view the press release favorably or unfavorably, quite frankly. You had a large profit by historical standards, but it was smaller than the gain from the sale of securities, which means that on an ongoing operations basis -- well, as you pointed out, you had $141,000 loss. Again, I know you're not projecting, but ongoing operations is what an analyst typically uses to project -- to start with to project the future. Was there something unusual with that 100 and some odd thousand dollar operating loss?

MR. JOHN BURCHETT

Well, the only thing I would say about the subsidiary operating loss is that in Hanover Partners particularly, the first quarter tends to be the low point of the year. It has historically been for us. So I would say that is part of that. And I think the other thing, in looking over the whole situation for the quarter, you can see we had a very large cash position, as I've mentioned, that we need to reinvest. And that was a result both of the collapse and the sale of the mortgages in the 98-A and 98-B, and when -- obviously the earnings, when we're carrying that much cash, particularly in today's world of what you can earn on cash, are not going to be where we would like them to be. So part of our strategy and what we're doing now is to get that cash reinvested.

THE CALLER

You think you can get the excess cash reinvested during the course of the current quarter?

MR. JOHN BURCHETT

During the course of the quarter, yes. We're fairly confident we can do that. We have been investing right along here. We're almost halfway through the quarter now, so we have done a significant amount of investing and continue to do that.

THE CALLER

And how do the yields on what you're buying compare with the securities -- the yield on the securities that you sold?

MR. JOHN BURCHETT

In general, they are above it, and that is one of the reasons we did the transaction, was to loosen up capital that we could put back into the market. If you look over the longer period, longer view on that, the securities that we had as a result of the 98, 98-B securitizations had decent returns, I'll put it that way, for the last few quarters. But they were subject to changes in interest rates, and the things we are investing in now for the base returns are less sensitive to that. So that is another reason for doing it, for making the changes.

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THE CALLER

In the press release, you mentioned that there would be some unusual compensation for executives -- I assume one is you -- in the second quarter. Can you quantify that?

MR. JOHN BURCHETT

One is me, and I would rather not get into quantification, and again refer back to the proxy statement, where it's pretty well spelled out in terms of what the parameters of that are.

THE CALLER

Well then, why don't you just reiterate what's in the proxy statement for my benefit?

MR. JOHN BURCHETT

Basically, there's three pieces to it, and they have to do -- the triggers are the stock price, and the stock price measuring period is in the month of June. It will be that way for the next two years after this. It is a three -- next five years after that, with any three years being divided into three in terms of what can happen. And basically, the three things are, there's 216,667 earnout shares that are available. To the extent that the full earnout is not made in any marking period, it would be one-third of that would be granted. There are loans totaling 1 million 750 that are spread out between the four principals, and again one-third of that on an earnout basis would be forgiven. And there would be about 80,000 shares -- options, 160 options that would be available, and I believe those have a strike price of 15, so that the actual cost may not be as much on those. But that would be basically what would happen, given that the earnout was met for the first marking period.

THE CALLER

Did the REIT itself lose money this past quarter?

MR. JOHN BURCHETT

No, the REIT itself made money.

THE CALLER

Excluding the onetime gain?

MR. JOHN BURCHETT

Excluding the onetime gain, it had a loss -- it would have had a loss in there.

THE CALLER

Why was that?  Because of the high cash position?

MR. JOHN BURCHETT

Because of the high cash position, yes.

THE CALLER

How did .com do -- HanoverTrade.com?

MR. JOHN BURCHETT

HanoverTrade.com on a pretax basis was minus 70,000.

THE CALLER

Any chance that that thing can become profitable on a regular basis?

MR. JOHN BURCHETT

That is our goal, that's what we're working toward on that, to continue to grow it. Obviously, if you look

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                                                                    EXHIBIT 99.1

back for past three years, it's been good growth all the way through, and it is our goal to get it to be there.

THE CALLER

Do you think it will get there to that point this year?

MR. JOHN BURCHETT

Again, we hope it will be, David. That is kind of where we have budgeted to be positive for the year.

THE CALLER

Okay. A couple of years ago you were talking about somehow spinning off HanoverTrade, separating it from the REIT and capital markets simply didn't permit that at that time. Any thoughts about that going forward?

MR. JOHN BURCHETT

No thoughts right now. Our current plan -- as I said, our current strategy is to grow all the businesses we currently have and to stay in all those businesses. That is our current plan. Obviously things could change, depending on capital markets and performance, but right now, our plan is to grow what we have.

THE CALLER

I find it hard to believe that you're going to make a profit in the second quarter, from what I have seen out of this press release. Am I way off base?

MR. JOHN BURCHETT

Well, it depends on what happens with the executive compensation. If that is in there, I would say that we would have to have a good quarter to make a profit. That aside, in the normal course of operations, it should be profitable.

THE OPERATOR

Stephen Martin (ph).

THE CALLER

Two points, and one you sort of referred to. With HanoverTrade, is there anything specific regarding the technology licensing going on that you can address?

MR. JOHN BURCHETT

Well, I think that ones we have announced, we have had announcements on a couple of major developments in there in the past. One is with a major customer of licensing our Busch Technology along with our Asset OnSite and Asset Manager. That's a major multiyear contract with that company. And the second big item was the licensing of the technology to the Federal Deposit Insurance Company, Dallas office, also under a multiyear contract. We do have a number of proposals of a similar nature in the works right now. Nothing is obviously guaranteed, but we do have a number of proposals that we are working on right now with other major clients of a similar nature.

THE CALLER

Okay. And at the end of the fourth quarter, you mentioned that you were going to try and get the brokerage community and the investment community a little more familiar with the HCM story. Can you comment on those efforts?

MR. JOHN BURCHETT

I can. I made a trip to Europe, actually, to talk to some European investors. It may seem kind of strange with a small company like ourselves, but we hired a new financial relations and financial investment manager, and that firm had some contacts in Europe, so we made that and talked to a number of potential investors there. And we have a similar meeting coming up next month with some potential investors. So we are in the process

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                                                                    EXHIBIT 99.1

of trying to get the word out on who we are and what we do.

THE OPERATOR

Mike Martin (ph).

THE CALLER

Welcome from Kentucky. We're involved in a little bit of a Derby controversy right here, but we'll get through that. Let me just follow up a little bit on your answer to Steve's last question. You've got one coming up, is that domestic or again over in Europe?

MR. JOHN BURCHETT

The one coming up is in New York City. You might consider that foreign, but we consider it part of the --

THE CALLER

That's in the right coast or the left coast or whatever they call it. Studying the last 12 months, have you seen any change in credit quality in the stuff you have to deal with, either --?

MR. JOHN BURCHETT

No, in terms of our basic underlying portfolio, we invest in, again, to go back, we invest in the credit tranches from securitizations done by major originators. And in terms of what we are buying and what we're holding, we continue to look at pretty steady credit performance based on what we've had in the past.

THE CALLER

These are like already rated by an agency before you get involved with them, right?

MR. JOHN BURCHETT

The overall securities are rated. Some of the pieces we buy are by definition not rated, but the total is rated, and generally there is 7 actual tranches of securities that are issued, the biggest one being AAA, and then there is six lower classes. And we tend to invest in the three lower tranches, which are the non-rated Single B and Double B. But the overall credit quality, and we watch this closely at our monthly risk meetings, has been steady.

THE CALLER

Okay. And this is another question not really related to your company, but just in talking with other folks, executives, what's your take on the economy? Are we starting to do better on the economy? You got a feel for that?

MR. JOHN BURCHETT

I don't have a feel for that. I guess the only feel I have is anecdotal evidence on a personal basis, but I think we've got a ways to go before the economy comes back. But I don't have any great insight. I'm not an economist and don't pretend to be, and we don't try to forecast interest rates, so I don't really have a good handle on that.

THE CALLER

Okay.  Thank you.

THE OPERATOR

Mr. Fowler (ph) with JMP Securities.

THE CALLER

Quick question for you. If you could just expand a bit on two items on the income statement. The first is the due diligence fees, how you see that shaping up here in the second quarter, since we are halfway through? And

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also on the expense side, the 942,000 for the subcontractor, what is that entity doing for you?

MR. JOHN BURCHETT

Okay, Jim, congratulations.  I saw your name in the Wall Street Journal.

THE CALLER

Thanks a lot.

MR. JOHN BURCHETT

That was nice. I guess the two things, one is due diligence fees. That is one of the core businesses within Hanover Capital Partners. As I said, first quarter tends to be the low point of our -- at least from a budgeting and historical point of view on that business, so we'd expect the second quarter to be strong in that area. And the subcontractor expense is a separate line item. Again, in the Hanover Capital Partners business, we run a nationwide due diligence and consulting business. Quite a number of our consultants are on a subcontractor basis. Many of them we keep on the payroll as subcontractors, but we classify them from the income statement point of view as subcontractors. So those people are the ones that are actually doing the work, and they are on an as-needed basis. For the most part, we hire them when we have jobs. So that number should go up and down, primarily with the due diligence and other consulting business revenue.

THE CALLER

Got it. So this is no incremental expense to what you typically have in running that business --?

MR. JOHN BURCHETT

That's right. We're seeing different numbers -- different categories, if you will, show up as we go to a consolidated statement. As you recall last year, we took the two subsidiaries and bought out the minority equity positions that were owned by the partners so that we could consolidate them, and that is why you see a difference in some numbers that change around as we go forward. But once we get through a year, then they'll be on a common basis, which we think is going to be better for understanding across the board on what we have.

THE CALLER

And if you could just help me on the equity investment in HDMF. Down a couple million dollars fourth quarter to first quarter. Could you talk to us about the operations of that company?

MR. JOHN BURCHETT

HDMF is the company that buys sub and nonperforming loans, holds them until we resolve them, and their resolution can be either running all the way through the foreclosure and sale of the real property, to having them come current and pay off, to taking the short payment. So there's a variety of ways it can be cured. Basically, the change in the reporting period was due to two things, really. One would have been some sales or disposition of loans or assets, and the larger, second one would have been our financing line that we have in the company came into play. So we are able to take some equity out of the transaction for all the partners as a result of the leverage. We have a three-year $100 million line of credit, and as we buy assets, sometimes there's a period, as we get the documentation together before they get financed by the leverage line, but when they do, we take some equity back out. So the bulk of the equity that came back out would've been from the addition of leverage in there from our line.

THE CALLER

And are there any -- I'm fine.

THE OPERATOR

Mr. Burchett, there are no further questions at this time.

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                                                                    EXHIBIT 99.1

MR. JOHN BURCHETT

Once again, I would like to thank everybody for being on the call. To the extent I can answer any further questions, feel free to call me. And thank you very much.

THE OPERATOR

This concludes today's conference. Thank you for your participation. (CONFERENCE CALL CONCLUDED)

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